                                                                     EXHIBIT 4.9


                         HOUSEHOLD FINANCE CORPORATION

                           Form of Warrant Agreement
                           (for warrants sold alone)


                 THIS WARRANT AGREEMENT dated as of                  between
Household Finance Corporation, a corporation organized under the laws of the State of Delaware (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to) and as Warrant Agent (the "Warrant Agent").

                 WHEREAS, the Company has entered into an Indenture dated as
of         (the "Indenture"), with                   , as Trustee (the
"Trustee"), providing for the issuance from time to time of its unsecured debt securities (the "Debt Securities"), to be issued in one or more series as provided in the Indenture; and

                 WHEREAS, the Company proposes to sell warrant certificates evidencing one or more warrants (the "Warrants" or, individually a "Warrant") representing the right to purchase [title of debt securities purchasable through exercise of Warrants] (the "Warrant Debt Securities"), such warrant certificates and other warrant certificates issued pursuant to this Agreement hereinafter referred to as the "Warrant Certificates"; and

                 WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company in connection with the issuance, exchange, exercise and replacement of the Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form and provisions of the Warrant Certificates and the terms and conditions on which they may be issued, exchanged, exercised and replaced;

                 NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                       Issuance of Warrants and Execution
                      and Delivery of Warrant Certificates

                 Section 1.01. Issuance of Warrants. Each Warrant Certificate shall evidence one or more Warrants. Each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to
purchase a Warrant Debt Security in the principal amount of $            .
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                 Section 1.02.  Execution and Delivery of Warrant Certificates.
Each Warrant Certificate, whenever issued, shall be in [bearer] [registered] form substantially in the form set forth in Exhibit A hereto, shall be dated and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Company executing the same may approve
(execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrant Certificates may be listed, or to conform to usage. The Warrant Certificates shall be signed on behalf of the Company by either its President, one of its Vice Presidents or one of its Assistant Treasurers under its corporate seal and attested by its Secretary or any of its Assistant Secretaries. Such signatures may be manual or facsimile signatures of such authorized officers and may be imprinted or otherwise reproduced on the Warrant Certificates. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

                 No Warrant Certificate shall be valid for any purpose,





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and no Warrant evidenced thereby shall be exercisable, until such Warrant
Certificate has been countersigned by the manual signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that the Warrant Certificate so countersigned has been duly issued hereunder.

                 In case any officer of the Company who shall have signed any of the Warrant Certificates either manually or by facsimile signature shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned and delivered by the Warrant Agent, such Warrant Certificates may be countersigned and delivered notwithstanding that the person who signed such Warrant Certificates has ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution of this Agreement any such person was not such officer.

                 [If bearer Warrants -- The term "holder" or "holder of a Warrant Certificate" as used herein shall mean the bearer of such Warrant Certificate.]

                 [If registered Warrants -- The term "holder" or "holder of a Warrant Certificate" as used herein shall mean any person in whose name at the time any Warrant Certificate shall be registered





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upon the books to be maintained by the Warrant Agent for that purpose.]

                Section 1.03. Issuance of Warrant Certificates. Warrant Certificates evidencing the right to purchase an aggregate principal amount
not exceeding $       =  aggregate principal amount of Warrant Debt Securities
(except as provided in Sections 2.03(c), 3.02 and 4.01) may be executed by the Company and delivered to the Warrant Agent upon the execution of this Warrant Agreement or from time to time thereafter. The Warrant Agent shall, upon receipt of Warrant Certificates duly executed on behalf of the Company, countersign Warrant Certificates evidencing Warrants representing the right
to purchase up to $         aggregate principal amount of Warrant Debt
Securities and shall deliver such Warrant Certificates to or upon the order of the Company. Subsequent to such original issuance of the Warrant Certificates, the Warrant Agent shall countersign a Warrant Certificate only if the Warrant Certificate is issued in exchange or substitution for one or more previously countersigned Warrant Certificates, [If registered Warrants
-- or in connection with their transfer], as hereinafter provided or as provided in Section 2.03(c).

                                   ARTICLE II

                Warrant Price, Duration and Exercise of Warrants

                 Section 2.01.  Warrant Price*.  [On         , 19   the
exercise price of each Warrant is $         .  During the period from
        , 19   through and including            , 19   the exercise price of
each Warrant will be $         plus [accrued amortization of the original issue
discount] [accrued interest] from           , 19  .  On           , 19   the
exercise price of each Warrant will be $      .  During the period from
        , 19  , through and including             , 19  , the exercise price
of each Warrant will be $         plus [accrued amortization of the original
issue discount] [accrued interest] from        , 19  , [in each case, the
original  issue discount will be amortized at a     % annual rate, computed on
an annual basis using a 360-day year consisting of twelve 30-day months]. Such purchase price of Warrant Debt Securities is referred to in this Agreement as the "Warrant Price". [The original issue discount for each $1,000 principal
amount of Warrant Debt Securities is $      ].

                 Section 2.02. Duration of Warrants. Each Warrant evidenced by a Warrant Certificate may be exercised in whole at any time, as


------------------

* Complete and modify the provisions of this Section as appropriate to reflect the exact terms of the Offered Warrants and the Warrant Debt Securities.


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specified herein, on or after [the date thereof] [         , 19  ] and at or
before 5 p.m.             time on             , 19   (the "Expiration Date").
Each Warrant not exercised at or before 5 p.m.              time on the
Expiration Date shall become void, and all rights of the holder of the Warrant Certificate evidencing such Warrant under this Agreement shall cease.

         Section 2.03. Exercise of Warrants. (a) During the period specified in Section 2.02 any whole number of Warrants may be exercised by providing certain information set forth on the reverse side of the Warrant Certificate and by paying in full, in lawful money of the United States of America, [in cash or by certified check or official bank check or by bank wire transfer, in each case] [by bank wire transfer] in immediately available funds, the Warrant Price for each Warrant exercised, to the Warrant Agent at its corporate trust
office [or at             ], provided that such exercise is subject to receipt
within five business days of such [payment] [wire transfer] by the Warrant Agent of the Warrant Certificate with the form of election to purchase Warrant Debt Securities set forth on the reverse side of the Warrant Certificate properly completed and duly executed. The date on which payment in full of the Warrant Price is received by the Warrant Agent shall, subject to receipt of the Warrant Certificate as aforesaid, be deemed to be the date on which the Warrant is exercised. The Warrant Agent shall deposit all funds received by it in payment of the Warrant Price in an account of the Company maintained with it and shall advise the Company by telephone at the end of each day on which a [payment] [wire transfer] for the exercise of Warrants is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such telephone advice to the Company in writing.

                 (b) The Warrant Agent shall, from time to time, as promptly as practicable, advise the Company and the Trustee under the Indenture of (i) the number of Warrants exercised in accordance with the terms and conditions of this Agreement and the Warrant Certificates; (ii) the instructions of each holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the Warrant Debt Securities to which such holder is entitled upon such exercise; (iii) delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise; and (iv) such other information as the Company or the Trustee shall reasonably require.

                 (c) As soon as practicable after the exercise of any Warrant, the Company shall issue, pursuant to the Indenture, in authorized denominations to or upon the order of the holder of the Warrant Certificate evidencing such Warrant, the Warrant Debt Securities to which such holder is entitled [in fully registered form, registered in such name or names] [in bearer form] as may be





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directed by such holder*; [provided, however, the Company shall not be required to deliver any unregistered Warrant Debt Securities in the United States]. If fewer than all of the Warrants evidenced by such Warrant Certificate were exercised, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, a new Warrant Certificate evidencing the number of such Warrants remaining unexercised.

                 (d) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issue of the Warrant Debt Securities; and in the event that any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Debt Securities until such tax or other charge shall have been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

                 [(e) Issuance of unregistered Warrant Debt Securities upon exercise of Warrants shall be subject to such arrangements and procedures as
shall be provided pursuant to Section         of the Indenture.]

                                  ARTICLE III

                      Other Provisions Relating to Rights
                       of Holders of Warrant Certificates

                 Section 3.01. No Rights as Warrant Debt Security Holder Conferred by Warrants or Warrant Certificates. No Warrant Certificate or Warrant evidenced thereby shall entitle the holder thereof to any of the rights of a holder of Warrant Debt Securities, including, without limitation, the right to receive the payment of principal of, premium (if any) or interest on Warrant Debt Securities or to enforce any of the covenants in the Indenture.

                 Section 3.02. Lost, Stolen, Mutilated or Destroyed Warrant Certificates. Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity reasonably satisfactory to them and, in the case of mutilation, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost,






-----------------
* Subject to change in accordance with changes in tax laws and regulations.


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stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of the same tenor and evidencing the same number of Warrants. Upon the issuance of any new Warrant Certificate under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this
Section in lieu of any lost, stolen or destroyed Warrant Certificate shall represent an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, lost, stolen or destroyed Warrant Certificates.

                 Section 3.03. Holder of Warrant Certificate May Enforce Rights. Notwithstanding any of the provisions of this Agreement, any holder of a Warrant Certificate, without the consent of the Warrant Agent, the Trustee, the holder of any Warrant Debt Securities or the holder of any other Warrant Certificate, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce or otherwise in respect of, his right to exercise the Warrants evidenced by his Warrant Certificate in the manner provided in his Warrant Certificate and in this Agreement.

                                   ARTICLE IV

                 Exchange and Transfer of Warrant Certificates

                 Section 4.01. Exchange and Transfer of Warrant Certificates. Upon surrender at the corporate trust office of the Warrant Agent [or
        ], Warrant Certificates evidencing Warrants may be exchanged for Warrant Certificates in other denominations evidencing such Warrants [If registered Warrants -- or may be transferred in whole or in part]; provided that such other Warrant Certificates evidence the same aggregate number of Warrants as the Warrant Certificates so surrendered.  [If registered Warrants -- The
Warrant Agent shall keep, at its corporate trust office [and at           ],
books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and exchanges and transfers of outstanding Warrant Certificates, upon surrender of the Warrant Certificates to the Warrant
Agent at its corporate trust office [or           ] for exchange [or transfer],
properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer, all in form satisfactory to the Company





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and the Warrant Agent.]  No service charge shall be made for any exchange [or transfer] of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange [or transfer]. Whenever any Warrant Certificates are so surrendered for exchange [or transfer] an authorized officer of the Warrant Agent shall manually countersign and deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates duly authorized and executed by the Company, as so requested. The Warrant Agent shall not be required to effect any exchange [or transfer] which will result in the issuance of a Warrant Certificate evidencing a fraction of a Warrant or a number of full Warrants and a fraction of a Warrant. All Warrant Certificates issued upon any exchange [or transfer] of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such exchange [or transfer].

                 Section 4.02. Treatment of Holders of Warrant Certificates. [Bearer warrants -- Each Warrant Certificate shall be transferable by delivery and shall be deemed negotiable and the bearer of each Warrant Certificate may be treated by the Company, the Warrant Agent and all other persons dealing with such bearer as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.] [Registered Warrants -- The Company and the Warrant Agent may treat the registered holder as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.]

                 Section 4.03. Cancellation of Warrant Certificates. Any Warrant Certificate surrendered for exchange [transfer] or exercise of the Warrants evidenced thereby shall, if surrendered to the Company, be delivered to the Warrant Agent and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in exchange or in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of cancelled Warrant Certificates in a manner satisfactory to the Company.

                                   ARTICLE V

                          Concerning the Warrant Agent

                 Section 5.01.  Warrant Agent.  The Company hereby
appoints                   as Warrant Agent of the Company in respect of the
Warrants and the Warrant Certificates, upon the





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terms and subject to the conditions herein set forth; and
hereby accepts such appointment. The Warrant Agent shall have the powers and authority granted to and conferred upon it in the Warrant Certificates and hereby and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

                 Section 5.02. Conditions of Warrant Agent's Obligations. The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Company agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

                 (a) Compensation and Indemnification. The Company agrees promptly to pay the Warrant Agent the compensation to be agreed upon with the Company for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including counsel fees) incurred by the Warrant Agent in connection with the services rendered hereunder by the Warrant Agent. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Warrant Agent, arising out of or in connection with its acting as Warrant Agent hereunder, as well as the costs and expenses of defending against any claim of such liability.

                 (b) Agent for the Company. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

                 (c) Counsel. The Warrant Agent may consult with counsel satisfactory to it, and the advise of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

                 (d) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                 (e) Certain Transactions. The Warrant Agent, and its officers, directors and employees, may become the owner of, or





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acquire any interest in, Warrants, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of Warrant Debt Securities or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Warrant Agreement shall be deemed to prevent the Warrant Agent from acting as Trustee under the Indenture.

                 (f) No Liability for Interest. The Warrant Agent shall have no liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

                 (g) No Liability for Invalidity. The Warrant Agent shall have no liability with respect to any invalidity of this Agreement or any of the Warrant Certificates.

                 (h) No Responsibility for Representations. The Warrant Agent shall not be responsible for any of the recitals or representations herein or in the Warrant Certificates (except as to the Warrant Agent's countersignature thereon), all of which are made solely by the Company.

                 (i) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth, and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligations to take any action hereunder which may tend to subject it to any expense or liability, reimbursement for which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or responsible for the use by the Company of any of the Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the Warrant Certificates. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 6.02 hereof, to make any demand upon the Company.

                 Section 5.03. Resignation and Appointment of Successor. (a) The Company agrees, for the benefit of the holders from time to time of the Warrant Certificates, that there shall at all times be





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a Warrant Agent hereunder until all the Warrant Certificates are no longer exercisable.

                 (b) The Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided that such date shall be not less than three months after the date on which such notice is given, unless the Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent. The obligation of the Company under Section 5.02(a) shall continue to the extent set forth therein, notwithstanding the resignation or removal of the Warrant Agent.

                 (c) In case at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall file a petition seeking relief under Title II of the United States Code, as now constituted or hereafter amended, or under any other applicable Federal or State bankruptcy law or similar law or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered for relief against it under the provisions of Title II of the United States Code, as now constituted or hereafter amended, or under any other applicable Federal or State bankruptcy or similar law, or if any public officer shall have taken charge or control of the Warrant Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Warrant Agent, qualified as set forth in subsection (b) above, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder.

                 (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such





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predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant
Agent hereunder.

                 (e) Any corporation into which the Warrant Agent hereunder may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Warrant Agent shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that it shall be qualified as set forth above in subsection (b).

                                   ARTICLE VI

                                 Miscellaneous

                 Section 6.01 Amendment. This Agreement may be amended by the parties hereto, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable; provided that such action shall not adversely affect the interests of the holders of the Warrant Certificates.

                 Section 6.02. Notices and Demands to the Company and Warrant Agent. If the Warrant Agent shall receive any notice or demand addressed to the Company by the holder of a Warrant Certificate pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

                 Section 6.03. Addresses. Any communications from the Company to the Warrant Agent with respect to this Agreement shall be addressed to
                     , attention:                                 , and any
communications from the Warrant Agent to the Company with respect to this Agreement shall be addressed to Household Finance Corporation, 2700 Sanders Road, Prospect Heights, Illinois 60070, attention: Treasurer (or such other address as shall be specified in writing by the Warrant Agent or by the Company).





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                 Section 6.04.  Applicable Law.  The validity, interpretation and performance of this Agreement and each Warrant Certificate issued hereunder and of the respective terms and provisions thereof shall be governed by, and
construed in accordance with, the laws of the State of                .

                 Section 6.05. Delivery of Prospectus. The Company will furnish to the Warrant Agent sufficient copies of a prospectus relating to the Warrant Debt Securities deliverable upon exercise of Warrants (the "Prospectus"), and the Warrant Agent agrees that upon the exercise of any Warrant, the Warrant Agent will deliver to the holder of the Warrant Certificate evidencing such Warrant, prior to or concurrently with the delivery of the Warrant Debt Securities issued upon such exercise, a Prospectus.

                 Section 6.06. Obtaining of Governmental Approvals. The Company will from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and State laws (including without limitation a registration statement in respect of the Warrants and Warrant Debt Securities under the Securities Act of 1933), which may be or become requisite in connection with the issuance, sale, transfer, and delivery of the Warrant Certificates, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrant Debt Securities issued upon exercise of the Warrants or upon the expiration of the period during which the Warrants are exercisable.

                 Section 6.07. Persons Having Rights under Warrant Agreement. Nothing in this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Warrant Agent and the holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Warrant Agent and their successors and of the holders of the Warrant Certificates.

                 Section 6.08. Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                 Section 6.09. Counterparts. This Agreement may be executed in any number of counterparts, each of which as so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.





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                 Section 6.10.  Inspection of Agreement.  A copy of this
Agreement shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent for inspection by the holder of any Warrant Certificate. The Warrant Agent may require such holder to submit his Warrant Certificate for inspection by it.

                 IN WITNESS WHEREOF, Household Finance Corporation has caused this Agreement to be signed by one of its duly authorized officers, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or one of its Assistant Secretaries; and has caused this Agreement to be signed by one of its duly authorized officers, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or one of its Assistant Secretaries, all as of the day and year first above written.

                                           HOUSEHOLD FINANCE CORPORATION

                                           By_________________________________

Attest:

____________________


                                           By_________________________________
                                                  as Warrant Agent
Attest:

_____________________

                                                                       EXHIBIT A


                         (FORM OF WARRANT CERTIFICATE)
                         [Face of Warrant Certificate]


                EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT
                            AGENT AS PROVIDED HEREIN


                       Warrant Certificates representing
                              Warrants to purchase
                       [Title of Warrant Debt Securities]
                              as described herein.


                         HOUSEHOLD FINANCE CORPORATION
                              WARRANTS TO PURCHASE
                       [Title of Warrant Debt Securities]


VOID AFTER 5 P.M.              TIME ON           , 19


[No.]                                                      Warrants


                 This certifies that [the bearer is the] [       or registered
assigns is the registered] owner of the above indicated number of Warrants, each Warrant entitling such [bearer] [owner] to purchase, at any time [after 5
p.m.              time on         , 19   and] on or before 5 p.m.
time on              , 19  , $       principal amount of [Title of Warrant
Debt Securities] (the "Warrant Debt Securities"), of HOUSEHOLD FINANCE CORPORATION (the "Company"), issued and to be issued under the Indenture (as
hereinafter defined), on the following basis:*  [on              , 19   the
exercise price of each Warrant is $        ; during the period from           ,
19   through and including          , 19  , the exercise price of each Warrant
will be $        plus [accrued amortization of the original issue discount]
[accrued interest] from           , 19  ; on            , 19   the exercise
price of each Warrant will be $      ; during the period from           , 19  ,
through and including                    , 19  , the exercise price of each
Warrant will be $        plus [accrued amortization of the original issue
discount] [accrued interest]






------------------
* Complete and modify the following provisions as appropriate to reflect the exact terms of the Offered Warrants and the Warrant Debt Securities.

from           , 19  ; [in each case, the original issue discount will be
amortized at a     % annual rate, computed on an annual basis, using a 360-day year consisting of twelve 30-day months] (the "Warrant Price"). [The original issue discount for each $1,000 principal amount of Warrant Debt Securities is
$   .]  The holder may exercise the Warrants evidenced hereby by providing certain information set forth on the back hereof and by paying in full in lawful money of the United States of America, [in cash or by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] in immediately available funds, the Warrant Price for each Warrant exercised to the Warrant Agent [as hereinafter defined] and by surrendering this Warrant Certificate, with the purchase form on the back hereof duly executed at the corporate trust office of [name of Warrant Agent], or its
successor as warrant agent (the "Warrant Agent"), [or          ] at the address
specified on the reverse hereof and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement [as hereinafter defined].

                 Any whole number of Warrants evidenced by this Warrant Certificate may be exercised to purchase Warrant Debt Securities in registered
form in denominations of $         and any integral multiples thereof.  Upon
any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the holder hereof a new Warrant Certificate evidencing the number of Warrants remaining unexercised.

                 This Warrant Certificate is issued under and in accordance
with the Warrant Agreement, dated as of              , 19   (the "Warrant
Agreement"), between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the holder of this Warrant Certificate consents by acceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned
office of the Warrant Agent [and at         ].

                 The Warrant Debt Securities to be issued and delivered upon the exercise of the Warrants evidenced by this Warrant Certificate will be
issued under and in accordance with an Indenture dated as of             (the
"Indenture"), between the Company and                  , a
organized and existing under the laws of                                     ,
as Trustee, (                              and any successor to such Trustee
being hereinafter referred to as the "Trustee") and will be subject to the terms and provisions contained in the Indenture. [In particular, issuance of unregistered Warrant Debt Securities upon exercise of Warrants shall be subject to such arrangements and procedures as shall be provided pursuant to
Section          of the Indenture.]  Copies of the Indenture and the form of the Warrant Debt Securities are on file at the corporate trust office of the
Trustee [and at       ].

                 [If Bearer Warrants -- This Warrant Certificate, and all rights hereunder, may be transferred by delivery and the Company and the Warrant Agent may treat the bearer hereof as the owner for all purposes.]

                 [If Registered Warrants -- This Warrant Certificate may be transferred when surrendered at the corporate trust office of the Warrant Agent
[or         ] by the registered owner or his assigns, in person or by an attorney duly authorized in writing, in the manner and subject to the limitations provided in the Warrant Agreement.]

                 After countersignature by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certificate may be exchanged at the corporate trust office of the Warrant Agent for Warrant Certificates representing the same aggregate number of Warrants.

                 This Warrant Certificate shall not entitle the holder hereof to any of the rights of a holder of the Warrant Debt Securities, including, without limitation, the right to receive payments of principal of (premium, if any) or interest, if any, on the Warrant Debt Securities or to enforce any of the covenants of the Indenture.

                 This Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

                 Dated as of             , 19  .


                                           HOUSEHOLD FINANCE CORPORATION

                                           By_________________________________

Attest:

________________________


Countersigned:

________________________
  As Warrant Agent


By______________________
   Authorized Signature

                        [Reverse of Warrant Certificate]
                     (Instructions for Exercise of Warrant)

                 To exercise the Warrants evidenced hereby, the holder must pay [in cash or by certified check or official bank check or by bank wire transfer] [by bank wire transfer] in immediately available funds the Warrant Price in full for Warrants exercised to [insert name of Warrant Agent] Corporate Trust
Department, [insert address of Warrant Agent], Attn:        [or              ],
which [payment] [wire transfer] must specify the name of the holder and the number of Warrants exercised by such holder. In addition, the holder must complete the information required below and present this Warrant Certificate in person or by mail (registered mail is recommended) to the Warrant Agent at the addresses set forth below. This Warrant Certificate, completed and duly executed, must be received by the Warrant Agent within five business days of the [payment] [wire transfer].

                         [FORM OF ELECTION TO PURCHASE]
                   (To be executed upon exercise of Warrant.)

                 The undersigned hereby irrevocably elects to exercise Warrants, evidenced by this Warrant Certificate, to purchase
$           principal amount of the [Title of Debt Securities] (the "Warrant
Debt Securities") of Household Finance Corporation and represents that he has tendered payment for such Warrant Debt Securities [in cash or by certified check or official bank check or by bank wire transfer, in each case] [by bank wire transfer] in immediately available funds to the order of Household Finance Corporation c/o [insert name and address of Warrant Agent], in the amount of
$     in accordance with the terms hereof.  The undersigned requests that said principal amount of Warrant Debt Securities be in [bearer form in the authorized denominations] [fully registered form in the authorized denominations, registered in such names and delivered] all as specified in accordance with the instructions set forth below.

                 If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instructions below.

Dated:
___________________________
___________________________       Name_________________________________
(Insert Social Security                            (Please Print)
or Other Identifying Number
of Holder)                        Address______________________________

                                         ______________________________

                                  Signature____________________________

                 The Warrants evidenced hereby may be exercised at the following addresses:

                 By hand at ______________________________________________

                            ______________________________________________

                            ______________________________________________

                            ______________________________________________

                                                         $________________

                 By mail at ______________________________________________

                            ______________________________________________

                            ______________________________________________

                            ______________________________________________

                 (Instructions as to form and delivery of Warrant Debt Securities and, if applicable, Warrant Certificates evidencing unexercised Warrants.)

                         Reverse of Warrant Certificate
                  *[CERTIFICATE FOR DELIVERY OF BEARER BONDS]
                         HOUSEHOLD FINANCE CORPORATION
                            Warrant Debt Securities



TO:  HOUSEHOLD FINANCE CORPORATION

     [Name of Trustee],

     as Trustee


                 This certificate is submitted in connection with our request
that you deliver to us $         principal amount of Warrant Debt Securities in
bearer form upon exercise of Warrants. We hereby certify that either (a) none of such Warrant Debt Securities will be held by or on behalf of a United States Person, or (b) if a United States Person will have a beneficial interest in such Warrant Debt Securities, such person is described in Section 165(j)(3)(A),
(B) or (C) of the United States Internal Revenue Code of 1954, as amended, and the regulations thereunder. As used herein, "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or an estate or trust whose income from sources without the United States is includible in gross income for United States Federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                 We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:


                                       _____________________________________
                                               (Please print name)






------------------
* Subject to changes in accordance with changes in tax laws and regulations.

                            [If registered Warrant]
                                   ASSIGNMENT

              [FORM OF ASSIGNMENT TO BE EXECUTED IF HOLDER DESIRES
                     TO TRANSFER WARRANTS EVIDENCED HEREBY]


        FOR VALUE RECEIVED                                            hereby
sells, assigns and transfers unto

                                               Please insert social security
                                               or other identifying number

                                               ________________________________


______________________________
(Please print name and address
including zip code)


_______________________________________________________________________________
the Warrants represented by the within Warrant Certificate and does
hereby irrevocably constitute and appoint                  Attorney, to
transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

Dated:                        ________________________________
                              Signature

                              (Signature must conform in all respects to name of holder as specified on the face of this Warrant Certificate and must bear a signature guarantee by a bank, trust company or member broker of the New York Stock Exchange.)

Signature Guaranteed:

______________________________

                         HOUSEHOLD FINANCE CORPORATION

                           Form of Warrant Agreement
                (for warrants sold attached to debt securities)


                 THIS WARRANT AGREEMENT dated as of                  between
Household Finance Corporation, a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter
referred to) and           as Warrant Agent (the "Warrant Agent").

                 WHEREAS, the Company has entered into an Indenture dated as of
                (the "Indenture"), with         , as Trustee (the "Trustee"),
providing for the issuance from time to time of its unsecured debt securities ("Debt Securities"), to be issued in one or more series as provided in the Indenture; and

                 WHEREAS, the Company proposes to sell [title of Debt Securities being offered] (the "Offered Debt Securities"), with warrant certificates evidencing one or more warrants (the "Warrants" or, individually a "Warrant") representing the right to purchase [title of Debt Securities purchasable through exercise of Warrants] (the "Warrant Debt Securities"), such warrant certificates and other warrant certificates issued pursuant to this Agreement hereinafter referred to as the "Warrant Certificates"; and

                 WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company in connection with the issuance, exchange, exercise and replacement of the Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form and provisions of the Warrant Certificates and the terms and conditions on which they may be issued, exchanged, exercised and replaced;

                 NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                       Issuance of Warrants and Execution
                      and Delivery of Warrant Certificates

                 SECTION 1.01. Issuance of Warrants. Warrants shall be initially issued in connection with the issuance of the Offered Debt Securities
[but shall be separately transferable on and after             , 19   (the
"Detachable Date")] [shall not be separately transferable] and each Warrant Certificate shall evidence one or more Warrants. Each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase a Warrant Debt Security in the principal amount of
$        .  Warrant Certificates shall be initially issued in units with the Offered Debt Securities and each Warrant Certificate included in such unit
shall evidence           Warrants for each $               principal amount of
Offered Debt Securities included in such unit.

                 SECTION 1.02. Execution and Delivery of Warrant Certificates. Each Warrant Certificate, whenever issued, shall be in [bearer] [registered] form substantially in the form set forth in Exhibit A hereto, shall be dated and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrant Certificates may be listed, or to conform to usage. The Warrant Certificates shall be signed on behalf of the Company by either its President, one of its Vice Presidents or one of its Assistant Treasurers under its corporate seal and attested by its Secretary or any of its Assistant Secretaries. Such signatures may be manual or facsimile signatures of such authorized officers and may be imprinted or otherwise reproduced on the Warrant Certificates. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

                 No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the manual signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that the Warrant Certificate so countersigned has been duly issued hereunder.

                 In case any officer of the Company who shall have signed any of the Warrant Certificates either manually or by facsimile signature shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned and delivered by the Warrant Agent, such Warrant Certificates may be countersigned and delivered notwithstanding that the person who signed such Warrant Certificates has ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution of this Agreement any such person was not such officer.

                 [If bearer Warrants -- The term "holder" or "holder of a Warrant Certificate" as used herein shall mean [If Offered Debt Securities with Warrants which are not immediately detachable, prior to the Detachable Date, the registered owner of the Offered

Debt Security to which such Warrant Certificate was initially attached (or the bearer if the Offered Debt Security is a bearer Debt Security), and after such Detachable Date] the bearer of such Warrant Certificate.]

                 [If registered Warrants -- The term "holder" or "holder of a Warrant Certificate" as used herein shall mean any person in whose name at the time any Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose. [If Offered Debt Securities with Warrants which are not immediately detachable, or upon the register of the Offered Debt Securities prior to the Detachable Date. The Company will, or will cause the registrar of the Offered Debt Securities to make available at all times to the Warrant Agent such information as to holders of the Offered Debt Securities with Warrants as may be necessary to keep the Warrant Agent's records up to date.]]

                 SECTION 1.03. Issuance of Warrant Certificates. Warrant Certificates evidencing the right to purchase an aggregate principal amount not
exceeding $        aggregate principal amount of Warrant Debt Securities
(except as provided in Sections 2.03(c), 3.02 and 4.01) may be executed by the Company and delivered to the Warrant Agent upon the execution of this Warrant Agreement or from time to time thereafter. The Warrant Agent shall, upon receipt of Warrant Certificates duly executed on behalf of the Company, countersign Warrant Certificates evidencing Warrants representing the right to
purchase up to $      aggregate principal amount of Warrant Debt Securities and
shall deliver such Warrant Certificates to or upon the order of the Company. Subsequent to such original issuance of the Warrant Certificates, the Warrant Agent shall countersign a Warrant Certificate only if the Warrant Certificate is issued in exchange or substitution for one or more previously countersigned Warrant Certificates, [If registered Warrants -- or in connection with their transfer], as hereinafter provided or as provided in Section 2.03(c).

                                   ARTICLE II

                Warrant Price, Duration and Exercise of Warrants

                 SECTION 2.01.  Warrant Price.*  [On         , 19   the
exercise price of each Warrant is $         .  During the period from
   , 19   through and including            , 19   the exercise price of each
Warrant will be $         plus [accrued amortization of the original issue
discount] [accrued interest] from           , 19  .  On           , 19   the
exercise price of

--------------
* Complete and modify the provisions of this Section as appropriate to reflect the exact terms of the Offered Warrants and the Warrant Debt Securities.

each Warrant will be $      .  During the period from            , 19  ,
through and including             , 19  , the exercise price of each Warrant
will be $         plus [accrued amortization of the original issue discount]
[accrued interest] from     , 19  , [in each case, the original issue discount
will be amortized at a     % annual rate, computed on an annual basis using a
360-day year consisting of twelve 30-day months]. Such purchase price of Warrant Debt Securities is referred to in this Agreement as the "Warrant Price." [The original issue discount for each $1,000 principal amount of
Warrant Debt Securities is $        ].

         SECTION 2.02. Duration of Warrants. Each Warrant evidenced by a Warrant Certificate may be exercised in whole at any time, as specified
herein, on or after [the date thereof] [         , 19  ] and at or before
5 p.m.      time on     , 19   (the "Expiration Date").  Each Warrant not
exercised at or before the close of business on the Expiration Date shall become void, and all rights of the holder of the Warrant Certificate evidencing such Warrant under this Agreement shall cease.

         SECTION 2.03. Exercise of Warrants. (a) During the period specified in Section 2.02 any whole number of Warrants may be exercised by providing certain information set forth on the reverse side of the Warrant Certificate and by paying in full, in lawful money of the United States of America, [in cash or by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] in immediately available funds the Warrant Price for each Warrant exercised to the Warrant Agent at its corporate trust
office [or at             ], provided that such exercise is subject to receipt
within five business days of such [payment] [wire transfer] by the Warrant Agent of the Warrant Certificate with the form of election to purchase Warrant Debt Securities set forth on the reverse side of the Warrant Certificate properly completed and duly executed. The date on which payment in full of the Warrant Price is received by the Warrant Agent shall, subject to receipt of the Warrant Certificate as aforesaid, be deemed to be the date on which the Warrant is exercised. The Warrant Agent shall deposit all funds received by it in payment of the Warrant Price in an account of the Company maintained with it and shall advise the Company by telephone at the end of each day on which a [payment] [wire transfer] for the exercise of Warrants is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such telephone advice to the Company in writing.

                 (b) The Warrant Agent shall, from time to time, as promptly as practicable, advise the Company and the Trustee under the Indenture of (i) the number of Warrants exercised in accordance with the terms and conditions of this Agreement and the Warrant Certificates, (ii) the instructions of each holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the Warrant Debt Securities to which such holder is entitled upon such exercise, (iii) delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise, and (iv) such other information as the Company or the Trustee shall reasonably require.

                 (c) As soon as practicable after the exercise of any Warrant, the Company shall issue, pursuant to the Indenture, in authorized denominations to or upon the order of the holder of the Warrant Certificate evidencing such Warrant, the Warrant Debt Securities to which such holder is entitled, [in fully registered form, registered in such name or names] [in bearer form] as may be directed by such holder* ;[provided, however, the Company shall not be required to deliver any unregistered Warrant Debt Securities in the United States]. If fewer than all of the Warrants evidenced by such Warrant Certificate were exercised, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, a new Warrant Certificate evidencing the number of such Warrants remaining unexecuted.

                 (d) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issue of the Warrant Debt Securities; and in the event that any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Debt Security until such tax or other charge shall have been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

                 [(e) Issuance of unregistered Warrant Debt Securities upon exercise of Warrants shall be subject to such arrangements and procedures as
shall be provided pursuant to Section         of the Indenture.]

                                  ARTICLE III

                      Other Provisions Relating to Rights
                       of Holders of Warrant Certificates

                 SECTION 3.01. No Rights as Warrant Debt Security Holder Conferred by Warrants or Warrant Certificates. No Warrant Certificate or Warrant evidenced thereby shall entitle the holder thereof to any of the rights of a holder of Warrant Debt Securities, including, without limitation, the right to receive the payment of principal of, premium (if any) or interest on Warrant Debt Securities or to enforce any of the covenants in the Indenture.






__________________
* Subject to change in accordance with changes in tax laws and regulations.

                 SECTION 3.02. Lost, Stolen, Mutilated or Destroyed Warrant Certificates. Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity reasonably satisfactory to them and, in the case of mutilation, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute, and an authorized officer of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of the same tenor and evidencing the same number of Warrants. Upon the issuance of any new Warrant Certificate under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall represent an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, lost, stolen or destroyed Warrant Certificates.

                 SECTION 3.03. Holder of Warrant Certificate May Enforce Rights. Notwithstanding any of the provisions of this Agreement, any holder of a Warrant Certificate, without the consent of the Warrant Agent, the Trustee, the holder of any Warrant Debt Securities or the holder of any other Warrant Certificate, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce or otherwise in respect of, his right to exercise the Warrants evidenced by his Warrant Certificate in the manner provided in his Warrant Certificate and in this Agreement.

                                   ARTICLE IV

                 Exchange and Transfer of Warrant Certificates

                 SECTION 4.01. Exchange and Transfer of Warrant Certificates. [If Offered Debt Securities with Warrants which are immediately detachable -- Upon] [If Offered Debt Securities with Warrants which are not immediately detachable -- Prior to the Detachable Date a Warrant Certificate may be exchanged or transferred only together with the Offered Debt Security to which the Warrant Certificate was initially attached, and only for the purpose of effecting or in conjunction with an exchange or transfer of such Offered Debt Security. Prior to the Detachable Date, each transfer of the Offered Debt Security [on the register of the Offered Debt Securities] shall operate also to transfer the related Warrant Certificates. After the Detachable Date upon]
surrender at the corporate trust office of the Warrant Agent [or         ],
Warrant Certificates evidencing Warrants may be exchanged for Warrant Certificates in other denominations evidencing such Warrants [If registered Warrants -- or may be transferred in whole or in part], provided that such other Warrant Certificates evidence the same aggregate number of Warrants as the Warrant Certificates so surrendered. [If registered Warrants -- The
Warrant Agent shall keep, at its corporate trust office [and at           ],
books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and exchanges and transfers of outstanding Warrant Certificates, upon the surrender of the Warrant Certificates to the
Warrant Agent at its corporate trust office [or           ] for exchange [or
transfer], properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer, all in form satisfactory to the Company and the Warrant Agent]. No service charge shall be made for any exchange [or transfer] of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange [or transfer]. Whenever any Warrant Certificates are so surrendered for exchange [or transfer] an authorized officer of the Warrant Agent shall manually countersign and deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates duly authorized and executed by the Company, as so requested. The Warrant Agent shall not be required to effect any exchange [or transfer] which will result in the issuance of a Warrant Certificate evidencing a fraction of a Warrant or a number of full Warrants and a fraction of a Warrant. All Warrant Certificates issued upon any exchange [or transfer] of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such exchange [or transfer].

                 SECTION 4.02. Treatment of Holders of Warrant Certificates. [If Offered Debt Securities with bearer Warrants which are not immediately detachable -- Subject to Section 4.01, each] [If Offered Debt Securities with bearer Warrants which are immediately detachable -- Each] Warrant Certificate shall be transferable by delivery and shall be deemed negotiable and the bearer of each Warrant Certificate may be treated by the Company, the Warrant Agent and all other persons dealing with such bearer as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.] [If registered Warrants which are not immediately detachable --

Every holder of a Warrant Certificate, by accepting the same, consents and agrees with the Company, the Warrant Agent and with every subsequent holder of such Warrant Certificate that until the Warrant Certificate is transferred on the books of the Warrant Agent [or the register of the Offered Debt Securities prior to the Detachable Date], the Company and the Warrant Agent may treat the registered holder as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.]

                 SECTION 4.03. Cancellation of Warrant Certificates. Any Warrant Certificate surrendered for exchange [transfer] or exercise of the Warrants evidenced thereby shall, if surrendered to the Company, be delivered to the Warrant Agent and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in exchange or in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of cancelled Warrant Certificates in a manner satisfactory to the Company.

                                   ARTICLE V

                          Concerning the Warrant Agent

                 SECTION 5.01.  Warrant Agent.  The Company hereby appoints as Warrant Agent of the Company in respect of the Warrants and the Warrant Certificates, upon the terms and subject to the conditions herein set
forth, and              hereby accepts such appointment.  The Warrant Agent
shall have the powers and authority granted to and conferred upon it in the Warrant Certificates and hereby and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

                 SECTION 5.02. Conditions of Warrant Agent's Obligations. The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Company agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

                 (a) Compensation and Indemnification. The Company agrees promptly to pay the Warrant Agent the compensation to be agreed upon with the Company for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including counsel fees) incurred by the

Warrant Agent in connection with the services rendered hereunder by the Warrant Agent. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Warrant Agent, arising out of or in connection with its acting as Warrant Agent hereunder, as well as the costs and expenses of defending against any claim of such liability.

                 (b) Agent for the Company. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

                 (c) Counsel. The Warrant Agent may consult with counsel satisfactory to it, and the advise of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

                 (d) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                 (e) Certain Transactions. The Warrant Agent, and its officers, directors and employees, may become the owner of, or acquire any interest in, Warrants, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of Warrant Debt Securities or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Warrant Agreement shall be deemed to prevent the Warrant Agent from acting as Trustee under the Indenture.

                 (f) No Liability for Interest. The Warrant Agent shall have no liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

                 (g) No Liability for Invalidity. The Warrant Agent shall have no liability with respect to any invalidity of this Agreement or any of the Warrant Certificates.

                 (h) No Responsibility for Representations. The Warrant Agent shall not be responsible for any of the recitals or representations herein or in the Warrant Certificates (except as to the Warrant Agent's countersignature thereon), all of which are made solely by the Company.

                 (i) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligations to take any action hereunder which may tend to subject it to any expense or liability, reimbursement for which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or responsible for the use by the Company of any of the Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the Warrant Certificates. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 6.02 hereof, to make any demand upon the Company.

                 SECTION 5.03. Resignation and Appointment of Successor. (a) The Company agrees, for the benefit of the holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder until all the Warrant Certificates are no longer exercisable.

                 (b) The Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided that such date shall be not less than three months after the date on which such notice is given unless the Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent. The obligation of the Company under Section 5.02(a) shall continue to the extent set forth therein, notwithstanding the resignation or removal of the Warrant Agent.

                 (c) In case at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall file a petition seeking relief under Title II of the United States Code, as now constituted or hereafter amended, or under any other applicable Federal or State bankruptcy law or similar law or make an assignment for the benefit of its creditors or shall consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered for relief against it under the provisions of Title II of the United States Code, as now constituted or hereafter amended, or under any other applicable Federal or State bankruptcy or similar law, or if any public officer shall have taken charge or control of the Warrant Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Warrant Agent, qualified as set forth in subsection (b) above, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder.

                 (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

                 (e) Any corporation into which the Warrant Agent hereunder may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Warrant Agent shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that it shall be qualified as set forth above in subsection (b).

                                   ARTICLE VI

                                 Miscellaneous

                 SECTION 6.01 Amendment. This Agreement may be amended by the parties hereto, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable; provided that such action shall not adversely affect the interests of the holders of the Warrant Certificates.

                 SECTION 6.02. Notices and Demands to the Company and Warrant Agent. If the Warrant Agent shall receive any notice or demand addressed to the Company by the holder of a Warrant Certificate pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

                 SECTION 6.03. Addresses. Any communications from the Company to the Warrant Agent with respect to this Agreement shall be addressed
to           , Attention:                                 , and any
communications from the Warrant Agent to the Company with respect to this Agreement shall be addressed to

          , Attention:            (or such
other address as shall be specified in writing by the Warrant Agent or by the Company).

                 SECTION 6.04. Applicable Law. The validity, interpretation and performance of this Agreement and each Warrant Certificate issued hereunder and of the respective terms and provisions thereof shall be governed by, and
construed in accordance with, the laws of the State of                .

                 SECTION 6.05. Delivery of Prospectus. The Company will furnish to the Warrant Agent sufficient copies of a prospectus relating to the Warrant Debt Securities deliverable upon exercise of Warrants (the "Prospectus"), and the Warrant Agent agrees that upon the exercise of any Warrant, the Warrant Agent will deliver to the holder of the Warrant Certificate evidencing such Warrant, prior to or concurrently with the delivery of the Warrant Debt Securities issued upon such exercise, a Prospectus.

                 SECTION 6.06. Obtaining of Governmental Approvals. The Company will from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and State laws (including without limitation a registration statement in respect of the Warrants and Warrant Debt Securities under the Securities Act of 1933), which may be or become requisite in connection with the issuance, sale, transfer and delivery of the Warrant Certificates, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrant Debt Securities issued upon exercise of the Warrants or upon the expiration of the period during which the Warrants are exercisable.

                 SECTION 6.07. Persons Having Rights under Warrant Agreement. Nothing in this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Warrant Agent and the holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Warrant Agent and their successors and of the holders of the Warrant Certificates.

                 SECTION 6.08. Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                 SECTION 6.09. Counterparts. This Agreement may be executed in any number of counterparts, each of which as so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

                 SECTION 6.10. Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent for inspection by the holder of any Warrant Certificate. The Warrant Agent may require such holder to submit his Warrant Certificate for inspection by it.

                 IN WITNESS WHEREOF, Household Finance Corporation has caused this Agreement to be signed by one of its duly authorized officers, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or one of its

Assistant Secretaries, all as of the day and year first above written.

                                           HOUSEHOLD FINANCE CORPORATION

                                           By_________________________________

Attest:

____________________


                                           By__________________________________
                                                  as Warrant Agent

Attest:

_____________________

                                                                       EXHIBIT A


                         (FORM OF WARRANT CERTIFICATE)
                         [Face of Warrant Certificate]


[Form of Legend if                     Prior to            this
 -----------------                     Warrant Certificate cannot
Debt Securities with                   be transferred or exchanged
--------------------                   unless attached to a [Title
Warrants which are not                 of Offered Debt Securities]
----------------------
immediately detachable:
----------------------



                Exercisable Only if Countersigned By the Warrant
                            Agent as Provided Herein


                       Warrant Certificates representing
                              Warrants to purchase
                       [Title of Warrant Debt Securities]
                              as described herein.


                         HOUSEHOLD FINANCE CORPORATION
                              Warrants to Purchase
                       [Title of Warrant Debt Securities]

                      Void After 5 P.M.            Time on
                                                   , 19


[No.]                                                      Warrants


                 This certifies that [the bearer is the] [       or registered
assigns is the registered] owner of the above-indicated number of Warrants, each Warrant entitling such [bearer] [owner] to purchase, at any time [after 5
P.M.              time on         , 19   and] on or before 5 P.M.
time on              , 19  , $       principal amount of [Title of Warrant
Debt Securities] (the "Warrant Debt Securities"), of Household Finance Corporation (the "Company"), issued and to be issued under the Indenture (as
hereinafter defined), on the following basis:*  [on              , 19   the
exercise price of each Warrant is $   ; during the period from           , 19  ,
through and including


* Complete and modify the following provision as appropriate to reflect the exact terms of the Offered Warrants and the Warrant Debt Securities.

      , 19  , the exercise price of each Warrant will be $       plus [accrued
amortization of the original issue discount] [accrued interest] from
, 19  ; on            , 19   the exercise price of each Warrant will be $    ;
during the period from ,       19  , through and including                    ,
19    the exercise price of each Warrant will be $          plus [accrued
amortization of the original issue discount] [accrued interest] from          ,
19  ; [in each case, the original issue discount will be amortized at a     %
annual rate, computed on an annual basis, using a 360-day year consisting of twelve 30-day months] (the "Warrant Price"). [The original issue discount for
each $1,000 principal amount of Warrant Debt Securities is $         .]  The
holder may exercise the Warrants evidenced hereby by providing certain information set forth on the back hereof and by paying in full in lawful money of the United States of America, [in cash or by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] in immediately available funds, the Warrant Price for each Warrant exercised to the Warrant Agent (as hereinafter defined) and by surrendering this Warrant Certificate, with the purchase form on the back hereof duly executed at the corporate trust office of [name of Warrant Agent], or its successor as warrant
agent (the "Warrant Agent"), [or      ] at the address specified on the reverse
hereof and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement (as hereinafter defined).

                 Any whole number of Warrants evidenced by this Warrant Certificate may be exercised to purchase Warrant Debt Securities in registered
form in denominations of $         and any integral multiples thereof.  Upon
any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the holder hereof a new Warrant Certificate evidencing the number of Warrants remaining unexercised.

                 This Warrant Certificate is issued under and in accordance
with the Warrant Agreement, dated as of              , 19   (the "Warrant
Agreement"), between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the holder of this Warrant Certificate consents by acceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned
office of the Warrant Agent [and at         ].

                 The Warrant Debt Securities to be issued and delivered upon the exercise of the Warrants evidenced by this Warrant Certificate will be
issued under and in accordance with an Indenture dated as of             (the
"Indenture"), between the Company and                  , a
organized and existing under the laws of                                     ,
as Trustee, (                              and any successor to such Trustee
being hereinafter referred to as the "Trustee") and will be subject to the terms and provisions contained in the Indenture.

[In particular, issuance of unregistered Warrant Debt Securities upon exercise of Warrants shall be subject to such arrangements and procedures as shall be
provided pursuant to Section      of the Indenture.]  Copies of the Indenture
and the form of the Warrant Debt Securities are on file at the corporate office
of the Trustee [and at         ].

                 [If Offered Debt Securities with bearer Warrants which are not
immediately detachable -- Prior to           , 19   this Warrant Certificate may
be exchanged or transferred only together with the [Title of Offered Debt Securities] ("Offered Debt Securities") to which this Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Debt Security. After such date, this [If Offered Debt Securities with bearer Warrants which are immediately detachable -- This] Warrant Certificate, and all rights hereunder, may be transferred by delivery, and the Company and the Warrant Agent may treat the bearer hereof as the owner for all purposes.]

                 [If Offered Debt Securities with registered Warrants which are
not immediately detachable -- Prior to        , 19 this Warrant Certificate may
be exchanged or transferred only together with the [Title of Offered Debt Securities] ("Offered Debt Securities") to which this Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Debt Security. After such date, this [If Offered Debt Securities with registered Warrants which are immediately detachable -- This] Warrant Certificate may be transferred when surrendered at
the corporate trust office of the Warrant Agent [or           ] by the
registered owner or his assigns, in person or by an attorney duly authorized in writing, in the manner and subject to the limitations provided in the Warrant Agreement.]

                 [If Offered Debt Securities with Warrants which are not immediately detachable -- Except as provided in the immediately preceding paragraph, after] [If Offered Debt Securities with Warrants which are immediately detachable -- After] countersignature by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certificate may be exchanged at the corporate trust office of the Warrant Agent for Warrant Certificates representing the same aggregate number of Warrants.

                 This Warrant Certificate shall not entitle the holder hereof to any of the rights of a holder of the Warrant Debt Securities, including, without limitation, the right to receive payments of principal of (premium, if any) or interest, if any, on the Warrant Debt Securities or to enforce any of the covenants of the Indenture.

                 This Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

                 Dated as of             , 19  .


                                           HOUSEHOLD FINANCE CORPORATION

                                           By________________________________

Attest:

________________________


Countersigned:

________________________
  As Warrant Agent


By______________________
   Authorized Signature

                        [Reverse of Warrant Certificate]
                     (Instructions for Exercise of Warrant)

                 To exercise the Warrants evidenced hereby, the holder must pay [in cash or by certified check or official bank check or by bank wire transfer] [by bank wire transfer] in immediately available funds the Warrant Price in full for Warrants exercised to [insert name of Warrant Agent] Corporate Trust
Department [insert address of Warrant Agent], Attn.                 [or
 ], which [payment] [wire transfer] must specify the name of the holder and the number of Warrants exercised by such holder. In addition, the holder must complete the information required below and present this Warrant Certificate in person or by mail (registered mail is recommended) to the Warrant Agent at the addresses set forth below. This Warrant Certificate, completed and duly executed, must be received by the Warrant Agent within five business days of the [payment] [wire transfer].

                         [Form of Election to Purchase]
                   (to be executed upon exercise of Warrant)

                 The undersigned hereby irrevocably elects to exercise Warrants, evidenced by this Warrant Certificate, to purchase $
principal amount of the [Title of Debt Securities] (the "Warrant Debt
Securities") of                 and represents that he has tendered payment for
such Warrant Debt Securities [in cash or by certified check or official bank check or by bank wire transfer, in each case,] [by bank wire transfer] in immediately available funds to the order of Household Finance Corporation c/o
[insert name and address of Warrant Agent] in the amount of $         in
accordance with the terms hereof. The undersigned requests that said principal amount of Warrant Debt Securities be in [bearer form in the authorized denominations] [fully registered form in the authorized denominations, registered in such names and delivered] all as specified in accordance with the instructions set forth below.

                 If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instructions below.

Dated:
___________________________
___________________________       Name_________________________________
(Insert Social Security                            (Please Print)
or Other Identifying Number
of Holder)                        Address______________________________

                                         ______________________________

                                  Signature____________________________

                 The Warrants evidenced hereby may be exercised at the following addresses:

                 By hand at ______________________________________________

                            ______________________________________________

                            ______________________________________________

                            ______________________________________________



                 By mail at ______________________________________________

                            ______________________________________________

                            ______________________________________________

                            ______________________________________________

                 (Instructions as to form and delivery of Warrant Debt Securities and, if applicable, Warrant Certificates evidencing unexercised Warrants.)

                         Reverse of Warrant Certificate
                  *[Certificate for Delivery of Bearer Bonds]

                         HOUSEHOLD FINANCE CORPORATION
                            Warrant Debt Securities



TO:  HOUSEHOLD FINANCE CORPORATION

                 This certificate is submitted in connection with our request
that you deliver to us $         principal amount of Warrant Debt Securities in
bearer form upon exercise of Warrants. We hereby certify that either (a) none of such Warrant Debt Securities will be held by or on behalf of a United States Person, or (b) if a United States Person will have a beneficial interest in such Warrant Debt Securities, such person is described in Section 165
(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1954, as amended, and the regulations thereunder. As used herein, "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or an estate or trust whose income from sources without the United States is includible in gross income for United States Federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                 We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:


                                        _____________________________________
                                                (Please print name)






-----------------------
* Subject to changes in accordance with changes in tax laws and regulations.

                            [If registered Warrant]
                                   ASSIGNMENT

              (Form of Assignment to be Executed if Holder Desires
                     to Transfer Warrants Evidenced Hereby)


        For Value Received                                              hereby
sells, assigns and transfers unto

                                                Please insert social security
                                                or other identifying number

                                                ________________________________


______________________________
(Please print name and address
including zip code)


__________________________________________________________________________
the Warrants represented by the within Warrant Certificate and does hereby
irrevocably constitute and appoint                     Attorney, to transfer
said Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

Dated:
                                        ________________________________
                                                   Signature

                                        (Signature must conform in all
                                        respects to name of holder as specified
                                        on the face of this Warrant Certificate
                                        and must bear a signature guarantee
                                        by a bank, trust company or member
                                        broker of the New York Stock Exchange.)

Signature Guaranteed:

______________________________
WARRANT.HFC